Exhibit 99.2

RenaissanceRe Holdings Ltd. Financial Supplement

March 31, 2011

Contact:

Investors:
RenaissanceRe Holdings Ltd. Rohan Pai Director of Investor Relations 441-295-4513

Media:
Kekst and Company Peter Hill or Dawn Dover 212-521-4800

RenaissanceRe Holdings Ltd.

Contents

Page(s)

Basis of Presentation	i

Financial Highlights	1

Income Statements
a. Summary Consolidated Statements of Operations	2
b. Consolidated Segment Underwriting Results	3
c. Reinsurance Segment - Unit Underwriting Results	4
d. Gross Premiums Written and Managed Premiums	5
e. DaVinciRe Holdings Ltd. and Subsidiary Consolidated Statements of Operations	6

Balance Sheets
a. Summary Consolidated Balance Sheets	7

Investments
a. Investment Portfolio - Composition	8
b. Summary of Other Investments	9
c. Investment Result	10
d. Investment Portfolio - Yield to Maturity and Credit Rating	11
e. Investment Portfolio - Change in Portfolio Composition	12
f. Fixed Maturity Investments - Corporate Sector	13
g. Fixed Maturity and Short Term Investments - Corporate Top 10 Issuers by Fair Value	13

Loss Reserve Analysis
a. Reserves for Claims and Claim Expenses	14
b. Paid to Incurred Analysis	15

Other Items
a. (Loss) Earnings per Share	16
b. Equity in (Losses) Earnings of Other Ventures	17
c. Other Income (Loss)	18
d. Ratings	19

Comments on Regulation G	20-21

RenaissanceRe Holdings Ltd.

Basis of Presentation

This financial supplement includes certain non-GAAP financial measures including “operating (loss) income (attributable) available to RenaissanceRe common shareholders”, “operating (loss) income (attributable) available to RenaissanceRe common shareholders per common share - diluted”, “operating return on average common equity - annualized”, “managed catastrophe premium”, “tangible book value per common share” and “tangible book value per common share plus accumulated dividends.” A reconciliation of such measures to the most comparable GAAP figures in accordance with Regulation G is presented in the attached supplemental financial data. See pages 20 and 21 for Comments on Regulation G.

RenaissanceRe Holdings Ltd. is a global provider of reinsurance and insurance. On November 18, 2010, the Company entered into a definitive stock purchase agreement (the “Stock Purchase Agreement”) with QBE Holdings, Inc. (“QBE”) to sell substantially all of its U.S.-based insurance operations, including its U.S. property and casualty business underwritten through managing general agents, its crop insurance business underwritten through Agro National Inc., its commercial property insurance operations and its claims operations. The Company classified the assets and liabilities associated with this transaction as held for sale. The financial results for these operations have been presented as discontinued operations in the Company’s statements of operations for all periods presented. Except as explicitly described as held for sale or as discontinued operations, and unless otherwise noted, all amounts presented in this financial supplement relate to the Company’s continuing operations. On March 4, 2011, the Company completed the sale of substantially all of its U.S.-based insurance operations to QBE.

RenaissanceRe Holdings Ltd. is a global provider of reinsurance and insurance. The Company’s business consists of three reportable segments: (1) Reinsurance, which includes catastrophe reinsurance, specialty reinsurance and certain property catastrophe and specialty joint ventures managed by Company’s ventures unit, (2) Lloyd’s, which includes reinsurance and insurance business written through RenaissanceRe Syndicate 1458 (“Syndicate 1458”), and (3) Insurance, which principally includes the Company’s Bermuda-based insurance operations.

Cautionary Statement under “Safe Harbor” Provisions of the Private Securities Litigation Reform Act of 1995: Statements made in this release contain information about the Company’s future business prospects. These statements may be considered “forward-looking.” These statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. For further information regarding cautionary statements and factors affecting future results, please refer to RenaissanceRe Holdings Ltd.’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2010 and its Quarterly Reports on Form 10-Q .

All information contained herein is unaudited. Unless otherwise noted, dollar amounts are in thousands, except for share and per share amounts and ratio information. Certain prior period comparatives have been reclassified to conform to the current presentation. This supplement is being provided for informational purposes only. It should be read in conjunction with documents filed by RenaissanceRe Holdings Ltd. with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2010 and its Quarterly Reports on Form 10-Q . Please refer to the Company’s website at www.renre.com for further information about RenaissanceRe Holdings Ltd.

i

RenaissanceRe Holdings Ltd.

Financial Highlights

	Three months ended
	March 31, 2011	March 31, 2010
Highlights
Gross premiums written	$610,505	$516,011
Net premiums written	452,575	407,159
Net premiums earned	305,541	250,653
Net claims and claim expenses incurred	628,537	97,340
Underwriting (loss) income	(397,161)	81,728
Net investment income	60,281	65,709
Net (loss) income (attributable) available to RenaissanceRe common shareholders	(248,033)	165,047

Net realized and unrealized (losses) gains on investments	(5,214)	48,200
Net other-than-temporary impairments	—	(33)

Operating (loss) income (attributable) available to RenaissanceRe common shareholders (1)	(242,861)	116,482

Total assets	$8,015,100	$8,085,206
Total shareholders’ equity attributable to RenaissanceRe	$3,499,902	$3,791,291

Per share data

Net (loss) income (attributable) available to RenaissanceRe common shareholders per common share - diluted (2)	$(4.69)	$2.73
Operating (loss) income (attributable) available to RenaissanceRe common shareholders per common share - diluted (1) (2)	$(4.59)	$1.91

Dividends per common share	$0.26	$0.25

Book value per common share	$57.01	$53.86
Adjustment for goodwill and other intangibles (1)	(0.99)	(2.02)

Tangible book value per common share (1)	56.02	51.84
Accumulated dividends per common share	10.14	9.13

Tangible book value per common share plus accumulated dividends (1)	$66.16	$60.97

Financial ratios

Net claims and claim expense ratio - current accident year	228.0%	83.6%
Net claims and claim expense ratio - prior accident years	(22.3%)	(44.8%)

Net claims and claim expense ratio - calendar year	205.7%	38.8%
Underwriting expense ratio	24.3%	28.6%

Combined ratio	230.0%	67.4%

Operating return on average common equity - annualized (1)	(30.7%)	14.8%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.
(2)	Earnings per share calculations use average common shares outstanding - basic, when in a net loss position, as required by FASB ASC Topic Earnings per Share.

1

RenaissanceRe Holdings Ltd.

Summary Consolidated Statements of Operations

	Three months ended
	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010
Revenues
Gross premiums written	$610,505	$31,201	$111,543	$506,540	$516,011

Net premiums written	$452,575	$30,165	$82,307	$329,334	$407,159
(Increase) decrease in unearned premiums	(147,034)	159,577	130,048	(117,163)	(156,506)

Net premiums earned	305,541	189,742	212,355	212,171	250,653
Net investment income	60,281	52,503	59,570	26,173	65,709
Net foreign exchange gains (losses)	660	(4,646)	(529)	(609)	(11,342)
Equity in (losses) earnings of other ventures	(23,753)	(10,390)	(6,740)	3,160	2,156
Other income (loss)	50,145	26,032	25,021	(3,742)	(6,191)
Net realized and unrealized (losses) gains on investments	(5,214)	(66,149)	92,342	70,051	48,200

Total other-than-temporary impairments	—	—	—	(798)	(33)
Portion recognized in other comprehensive income, before taxes	—	—	—	2	—

Net other-than-temporary impairments	—	—	—	(796)	(33)

Total revenues	387,660	187,092	382,019	306,408	349,152

Expenses
Net claims and claim expenses incurred	628,537	(27,128)	77,936	(18,803)	97,340
Acquisition expenses	32,335	18,803	26,143	23,580	26,435
Operational expenses	41,830	45,882	36,970	38,040	45,150
Corporate expenses	2,064	4,744	5,590	4,493	5,309
Interest expense	6,195	6,303	6,164	6,206	3,156

Total expenses	710,961	48,604	152,803	53,516	177,390

(Loss) income from continuing operations before taxes	(323,301)	138,488	229,216	252,892	171,762
Income tax benefit	52	(196)	2,399	958	2,963

(Loss) income from continuing operations	(323,249)	138,292	231,615	253,850	174,725
(Loss) income from discontinued operations	(1,526)	11,108	21,234	18,881	11,447

Net (loss) income	(324,775)	149,400	252,849	272,731	186,172
Net loss (income) attributable to noncontrolling interests	85,492	(16,432)	(37,524)	(51,915)	(10,550)

Net (loss) income attributable to RenaissanceRe	(239,283)	132,968	215,325	220,816	175,622
Dividends on preference shares	(8,750)	(10,393)	(10,575)	(10,575)	(10,575)

Net (loss) income (attributable) available to RenaissanceRe common shareholders	$(248,033)	$122,575	$204,750	$210,241	$165,047

Operating (loss) income (attributable) available to RenaissanceRe common shareholders per common share - diluted (1)	$(4.59)	$3.47	$1.59	$2.40	$1.91

(Loss) income from continuing operations (attributable) available to RenaissanceRe common shareholders per common share - basic	$(4.66)	$2.04	$3.33	$3.35	$2.55
(Loss) income from discontinued operations (attributable) available to RenaissanceRe common shareholders per common share - basic	(0.03)	0.21	0.40	0.34	0.20

Net (loss) income (attributable) available to RenaissanceRe common shareholders per common share - basic	$(4.69)	$2.25	$3.73	$3.69	$2.75

(Loss) income from continuing operations (attributable) available to RenaissanceRe common shareholders per common share - diluted (2)	$(4.66)	$2.02	$3.31	$3.32	$2.54
(Loss) income from discontinued operations (attributable) available to RenaissanceRe common shareholders per common share - diluted (2)	(0.03)	0.21	0.39	0.34	0.19

Net (loss) income (attributable) available to RenaissanceRe common shareholders per common share - diluted (2)	$(4.69)	$2.23	$3.70	$3.66	$2.73

Average shares outstanding - basic	51,504	53,166	53,467	55,538	58,407
Average shares outstanding - diluted	51,504	53,667	53,965	56,044	58,887

Net claims and claim expense ratio	205.7%	(14.3%)	36.7%	(8.9%)	38.8%
Underwriting expense ratio	24.3%	34.1%	29.7%	29.1%	28.6%

Combined ratio	230.0%	19.8%	66.4%	20.2%	67.4%

Operating return on average common equity - annualized (1)	(30.7%)	22.5%	11.3%	17.9%	14.8%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.
(2)	Earnings per share calculations use average common shares outstanding - basic, when in a net loss position, as required by FASB ASC Topic Earnings per Share.

2

RenaissanceRe Holdings Ltd.

Consolidated Segment Underwriting Results

	Three months ended March 31, 2011
	Reinsurance	Lloyd’s	Insurance	Eliminations (1)	Total

Gross premiums written	$573,682	$36,620	$280	$(77)	$610,505

Net premiums written	$423,566	$28,737	$272		$452,575

Net premiums earned	$289,429	$15,674	$438		$305,541
Net claims and claim expenses incurred	595,404	30,523	2,610		628,537
Acquisition expenses	29,792	2,461	82		32,335
Operational expenses	32,363	8,972	495		41,830

Underwriting loss	$(368,130)	$(26,282)	$(2,749)		$(397,161)

Net claims and claim expenses incurred - current accident year	$667,362	$29,326	$9		$696,697
Net claims and claim expenses incurred - prior accident years	(71,958)	1,197	2,601		(68,160)

Net claims and claim expenses incurred - total	$595,404	$30,523	$2,610		$628,537

Net claims and claim expense ratio - current accident year	230.6%	187.1%	2.1%		228.0%
Net claims and claim expense ratio - prior accident years	(24.9%)	7.6%	593.8%		(22.3%)

Net claims and claim expense ratio - calendar year	205.7%	194.7%	595.9%		205.7%
Underwriting expense ratio	21.5%	73.0%	131.7%		24.3%

Combined ratio	227.2%	267.7%	727.6%		230.0%

	Three months ended March 31, 2010
	Reinsurance	Lloyd’s	Insurance	Eliminations (1)	Total

Gross premiums written	$498,585	$14,024	$4,427	$(1,025)	$516,011

Net premiums written	$388,658	$13,651	$4,850		$407,159

Net premiums earned	$243,069	$6,971	$613		$250,653
Net claims and claim expenses incurred	98,947	2,587	(4,194)		97,340
Acquisition expenses	22,659	1,159	2,617		26,435
Operational expenses	34,017	6,134	4,999		45,150

Underwriting income (loss)	$87,446	$(2,909)	$(2,809)		$81,728

Net claims and claim expenses incurred - current accident year	$204,065	$2,686	$2,859		$209,610
Net claims and claim expenses incurred - prior accident years	(105,118)	(99)	(7,053)		(112,270)

Net claims and claim expenses incurred - total	$98,947	$2,587	$(4,194)		$97,340

Net claims and claim expense ratio - current accident year	84.0%	38.5%	466.4%		83.6%
Net claims and claim expense ratio - prior accident years	(43.3%)	(1.4%)	(1,150.6%)		(44.8%)

Net claims and claim expense ratio - calendar year	40.7%	37.1%	(684.2%)		38.8%
Underwriting expense ratio	23.3%	104.6%	1,242.4%		28.6%

Combined ratio	64.0%	141.7%	558.2%		67.4%

(1)	Represents $Nil and $0.1 million of gross premiums ceded from the Insurance segment to the Reinsurance segment and from the Reinsurance segment to the Lloyd’s segment, respectively, for the three months ended March 31, 2011 (2010 - $0.8 million and $0.2 million, respectively).

3

RenaissanceRe Holdings Ltd.

Reinsurance Segment - Unit Underwriting Results

	Three months ended March 31, 2011
	Catastrophe	Specialty	Total

Gross premiums written	$498,678	$75,004	$573,682

Net premiums written	$352,637	$70,929	$423,566

Net premiums earned	$255,289	$34,140	$289,429
Net claims and claim expenses incurred	586,518	8,886	595,404
Acquisition expenses	23,613	6,179	29,792
Operational expenses	25,001	7,362	32,363

Underwriting (loss) income	$(379,843)	$11,713	$(368,130)

Net claims and claim expenses incurred - current accident year	$606,227	$61,135	$667,362
Net claims and claim expenses incurred - prior accident years	(19,709)	(52,249)	(71,958)

Net claims and claim expenses incurred - total	$586,518	$8,886	$595,404

Net claims and claim expense ratio - current accident year	237.5%	179.1%	230.6%
Net claims and claim expense ratio - prior accident years	(7.8%)	(153.1%)	(24.9%)

Net claims and claim expense ratio - calendar year	229.7%	26.0%	205.7%
Underwriting expense ratio	19.1%	39.7%	21.5%

Combined ratio	248.8%	65.7%	227.2%

	Three months ended March 31, 2010
	Catastrophe	Specialty	Total

Gross premiums written	$424,120	$74,465	$498,585

Net premiums written	$317,264	$71,394	$388,658

Net premiums earned	$212,898	$30,171	$243,069
Net claims and claim expenses incurred	149,504	(50,557)	98,947
Acquisition expenses	18,674	3,985	22,659
Operational expenses	28,012	6,005	34,017

Underwriting income	$16,708	$70,738	$87,446

Net claims and claim expenses incurred - current accident year	$181,096	$22,969	$204,065
Net claims and claim expenses incurred - prior accident years	(31,592)	(73,526)	(105,118)

Net claims and claim expenses incurred - total	$149,504	$(50,557)	$98,947

Net claims and claim expense ratio - current accident year	85.1%	76.1%	84.0%
Net claims and claim expense ratio - prior accident years	(14.9%)	(243.7%)	(43.3%)

Net claims and claim expense ratio - calendar year	70.2%	(167.6%)	40.7%
Underwriting expense ratio	22.0%	33.1%	23.3%

Combined ratio	92.2%	(134.5%)	64.0%

4

RenaissanceRe Holdings Ltd.

Gross Premiums Written and Managed Premiums

	Three months ended
	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010
Reinsurance Segment

Renaissance catastrophe premiums	$311,642	$(3,273)	$62,434	$302,625	$268,294
Renaissance specialty premiums	74,395	25,647	21,363	7,389	72,449

Total Renaissance premiums	386,037	22,374	83,797	310,014	340,743

DaVinci catastrophe premiums	187,036	(4,434)	25,844	186,917	155,826
DaVinci specialty premiums	609	—	936	(414)	2,016

Total DaVinci premiums	187,645	(4,434)	26,780	186,503	157,842

Total catastrophe unit premiums	498,678	(7,707)	88,278	489,542	424,120
Total specialty unit premiums	75,004	25,647	22,299	6,975	74,465

Total Reinsurance segment gross premiums written	$573,682	$17,940	$110,577	$496,517	$498,585

Lloyd’s Segment

Specialty	$29,235	$10,983	$8,851	$6,508	$7,723
Catastrophe	7,385	309	1,422	7,324	5,669
Insurance	—	(2,710)	(1,511)	21,009	632

Total Lloyd’s segment gross premiums written	$36,620	$8,582	$8,762	$34,841	$14,024

Insurance Segment

Commercial property	$280	$926	$50	$20	$1,097
Personal lines property	—	383	541	(3,762)	3,330

Total Insurance segment gross premiums written	$280	$1,309	$591	$(3,742)	$4,427

Managed Premiums (1)

Total catastrophe unit gross premiums written	$498,678	$(7,707)	$88,278	$489,542	$424,120
Catastrophe premiums written on behalf of our joint venture, Top Layer Re (2)	22,528	2,507	60	18,793	26,186
Catastrophe premiums written in the Lloyd’s unit	7,385	309	1,422	7,324	5,669
Catastrophe premiums assumed from the Insurance segment	—	660	(9,899)	(67)	(175)

Total managed catastrophe premiums (1)	$528,591	$(4,231)	$79,861	$515,592	$455,800

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.
(2)	Top Layer Re is accounted for under the equity method of accounting.

5

DaVinciRe Holdings Ltd. and Subsidiary

Consolidated Statements of Operations

	Three months ended
	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010
Revenues
Gross premiums written	$187,645	$(4,434)	$26,780	$186,503	$157,842

Net premiums written	$167,982	$(4,433)	$20,945	$164,556	$145,035
(Increase) decrease in unearned premiums	(51,160)	79,052	61,507	(84,515)	(50,822)

Net premiums earned	116,822	74,619	82,452	80,041	94,213
Net investment income	6,974	6,725	7,980	6,207	10,274
Net foreign exchange gains (losses)	875	(1,499)	(74)	(30)	(1,928)
Other income (loss)	11,037	254	181	(152)	(276)
Net realized and unrealized (losses) gains on fixed maturity investments	(753)	(16,280)	28,968	16,441	5,757

Total other-than-temporary impairments	—	—	—	(648)	—
Portion recognized in other comprehensive income, before taxes	—	—	—	—	—

Net other-than-temporary impairments	—	—	—	(648)	—

Total revenues	134,955	63,819	119,507	101,859	108,040

Expenses
Net claims and claim expenses incurred	284,281	7,561	30,353	(8,155)	62,471
Acquisition expenses	(1,054)	16,254	14,065	15,394	19,671
Operational and corporate expenses	4,490	10,522	10,770	5,870	7,491
Interest expense	469	574	512	474	469

Total expenses	288,186	34,911	55,700	13,583	90,102

Net (loss) income	(153,231)	28,908	63,807	88,276	17,938
Net loss (income) attributable to redeemable noncontrolling interest	305	(59)	(128)	(178)	(37)

Net (loss) income (attributable) available to DaVinciRe common shareholders	$(152,926)	$28,849	$63,679	$88,098	$17,901

Net claims and claim expenses incurred - current accident year	$291,227	$18,219	$37,273	$8,553	$78,027
Net claims and claim expenses incurred - prior accident years	(6,946)	(10,658)	(6,920)	(16,708)	(15,556)

Net claims and claim expenses incurred - total	$284,281	$7,561	$30,353	$(8,155)	$62,471

Net claims and claim expense ratio - current accident year	249.3%	24.4%	45.2%	10.7%	82.8%
Net claims and claim expense ratio - prior accident years	(6.0%)	(14.3%)	(8.4%)	(20.9%)	(16.5%)

Net claims and claim expense ratio - calendar year	243.3%	10.1%	36.8%	(10.2%)	66.3%
Underwriting expense ratio	3.0%	35.9%	30.1%	26.6%	28.8%

Combined ratio	246.3%	46.0%	66.9%	16.4%	95.1%

6

RenaissanceRe Holdings Ltd.

Summary Consolidated Balance Sheets

	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010

Assets
Fixed maturity investments trading, at fair value	$3,678,549	$3,871,780	$4,332,794	$3,786,610	$3,009,259
Fixed maturity investments available for sale, at fair value	232,320	244,917	273,339	569,851	1,332,602

Total fixed maturity investments, at fair value	3,910,869	4,116,697	4,606,133	4,356,461	4,341,861
Short term investments, at fair value	1,518,542	1,110,364	842,953	761,430	834,492
Equity investments trading, at fair value	12,707	—	—	—	—
Other investments, at fair value	782,325	787,548	792,377	782,345	866,865
Investments in other ventures, under equity method	78,623	85,603	79,976	86,448	84,942

Total investments	6,303,066	6,100,212	6,321,439	5,986,684	6,128,160
Cash and cash equivalents	252,631	277,738	248,120	220,299	267,279
Premiums receivable	574,547	322,080	487,744	690,086	450,981
Prepaid reinsurance premiums	125,722	60,643	153,346	208,020	105,489
Reinsurance recoverable	324,124	101,711	103,449	89,624	101,855
Accrued investment income	33,580	34,560	37,431	33,104	31,276
Deferred acquisition costs	56,656	35,648	60,359	78,160	55,464
Receivable for investments sold	136,943	99,226	158,465	153,923	53,863
Other secured assets	14,169	14,250	17,765	17,418	27,651
Other assets	176,644	205,373	188,165	157,275	140,502
Goodwill and other intangibles	14,537	14,690	14,844	14,998	15,152
Assets of discontinued operations held for sale	2,481	872,147	984,027	1,051,323	707,534

Total assets	$8,015,100	$8,138,278	$8,775,154	$8,700,914	$8,085,206

Liabilities, Noncontrolling Interests and Shareholders’ Equity
Liabilities
Reserve for claims and claim expenses	$2,070,095	$1,257,843	$1,364,225	$1,345,887	$1,419,647
Unearned premiums	500,165	286,183	538,462	723,183	503,491
Debt	549,178	549,155	549,132	549,109	549,086
Reinsurance balances payable	256,663	318,024	368,270	421,113	365,524
Payable for investments purchased	417,257	195,383	304,604	202,562	136,838
Other secured liabilities	14,000	14,000	17,500	17,500	27,500
Other liabilities	165,717	222,310	211,793	179,792	186,632
Liabilities of discontinued operations held for sale	2,246	598,511	706,255	778,985	446,672

Total liabilities	3,975,321	3,441,409	4,060,241	4,218,131	3,635,390

Redeemable noncontrolling interest - DaVinciRe	536,717	757,655	741,103	707,541	658,525

Shareholders’ Equity
Preference shares	550,000	550,000	650,000	650,000	650,000
Common shares	51,742	54,110	54,875	54,872	58,320
Additional paid-in capital	—	—	5,840	—	—
Accumulated other comprehensive income	19,845	19,823	23,774	22,153	30,771
Retained earnings	2,878,315	3,312,392	3,239,321	3,048,217	3,052,200

Total shareholders’ equity attributable to RenaissanceRe	3,499,902	3,936,325	3,973,810	3,775,242	3,791,291
Noncontrolling interest	3,160	2,889	—	—	—

Total shareholders’ equity	3,503,062	3,939,214	3,973,810	3,775,242	3,791,291

Total liabilities, noncontrolling interests and shareholders’ equity	$8,015,100	$8,138,278	$8,775,154	$8,700,914	$8,085,206

Book value per common share	$57.01	$62.58	$60.57	$56.96	$53.86

Common shares outstanding	51,742	54,110	54,875	54,872	58,320

7

RenaissanceRe Holdings Ltd.

Investment Portfolio - Composition

	March 31, 2011		December 31, 2010		September 30, 2010		June 30, 2010		March 31, 2010
TYPE OF INVESTMENT

U.S. treasuries	$522,006	8.3%	$761,461	12.4%	$1,198,741	19.0%	$1,385,037	23.1%	$1,328,756	21.7%
Agencies	278,501	4.4%	216,963	3.6%	218,295	3.5%	155,173	2.6%	106,921	1.7%
Non-U.S. government (Sovereign debt)	243,606	3.9%	184,387	3.0%	153,695	2.4%	124,388	2.1%	206,446	3.4%
FDIC guaranteed corporate	305,745	4.9%	388,468	6.4%	399,938	6.3%	502,542	8.4%	634,525	10.4%
Non-U.S. government-backed corporate	316,618	5.0%	357,504	5.9%	531,009	8.4%	410,903	6.9%	370,099	6.0%
Corporate	1,523,224	24.1%	1,512,411	24.7%	1,510,917	24.0%	1,362,866	22.8%	1,250,528	20.5%
Agency mortgage-backed securities	430,192	6.8%	401,807	6.6%	312,634	4.9%	162,119	2.7%	210,927	3.4%
Non-agency mortgage-backed securities	35,848	0.6%	34,149	0.6%	35,954	0.6%	36,660	0.6%	30,984	0.5%
Commercial mortgage-backed securities	213,809	3.4%	219,440	3.6%	198,246	3.1%	167,186	2.8%	152,698	2.5%
Asset-backed securities	41,320	0.7%	40,107	0.7%	46,704	0.7%	49,587	0.8%	49,977	0.8%

Total fixed maturity investments, at fair value	3,910,869	62.1%	4,116,697	67.5%	4,606,133	72.9%	4,356,461	72.8%	4,341,861	70.9%
Short term investments, at fair value	1,518,542	24.1%	1,110,364	18.2%	842,953	13.3%	761,430	12.7%	834,492	13.6%
Equity investments trading, at fair value	12,707	0.2%	—	—	—	—	—	—	—	—
Other investments, at fair value	782,325	12.4%	787,548	12.9%	792,377	12.5%	782,345	13.1%	866,865	14.1%

Total managed investment portfolio	6,224,443	98.8%	6,014,609	98.6%	6,241,463	98.7%	5,900,236	98.6%	6,043,218	98.6%
Investments in other ventures, under equity method	78,623	1.2%	85,603	1.4%	79,976	1.3%	86,448	1.4%	84,942	1.4%

Total investments	$6,303,066	100.0%	$6,100,212	100.0%	$6,321,439	100.0%	$5,986,684	100.0%	$6,128,160	100.0%

CREDIT QUALITY OF FIXED MATURITY INVESTMENTS

AAA	$2,284,378	58.4%	$2,531,922	61.5%	$3,012,436	65.5%	$2,906,525	66.8%	$2,977,409	68.5%
AA	457,769	11.7%	489,780	11.9%	586,276	12.7%	547,801	12.6%	609,232	14.0%
A	675,011	17.3%	666,497	16.2%	644,169	14.0%	559,498	12.8%	445,166	10.3%
BBB	347,766	8.9%	303,269	7.4%	273,948	5.9%	258,392	5.9%	220,906	5.1%
Non-investment grade	145,945	3.7%	125,229	3.0%	89,304	1.9%	84,245	1.9%	89,148	2.1%

Total fixed maturity investments, at fair value	$3,910,869	100.0%	$4,116,697	100.0%	$4,606,133	100.0%	$4,356,461	100.0%	$4,341,861	100.0%

MATURITY PROFILE OF FIXED MATURITY INVESTMENTS

Due in less than one year	$208,422	5.3%	$90,450	2.2%	$39,960	0.9%	$10,303	0.2%	$63,709	1.5%
Due after one through five years	1,969,491	50.3%	2,330,181	56.6%	2,826,941	61.4%	3,001,349	68.9%	2,966,917	68.3%
Due after five through ten years	827,647	21.2%	827,981	20.1%	978,797	21.2%	792,578	18.2%	768,915	17.7%
Due after ten years	184,140	4.7%	172,582	4.2%	166,897	3.6%	136,679	3.1%	97,734	2.3%
Mortgage-backed securities	679,849	17.4%	655,396	15.9%	546,834	11.9%	365,965	8.5%	394,609	9.0%
Asset-backed securities	41,320	1.1%	40,107	1.0%	46,704	1.0%	49,587	1.1%	49,977	1.2%

Total fixed maturity investments, at fair value	$3,910,869	100.0%	$4,116,697	100.0%	$4,606,133	100.0%	$4,356,461	100.0%	$4,341,861	100.0%

Average yield to maturity of fixed maturities and short term investments	2.1%		2.1%		1.7%		2.0%		2.1%
Average duration of fixed maturities and short term investments	2.5		3.2		3.0		2.9		2.8

8

RenaissanceRe Holdings Ltd.

Summary of Other Investments

	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010
TYPE OF INVESTMENT

Private equity partnerships	$362,717	$347,556	$310,296	$298,306	$292,412
Senior secured bank loan funds	171,559	166,106	168,309	167,132	253,652
Catastrophe bonds	107,570	123,961	159,752	183,793	156,973
Non-U.S. fixed income funds	87,336	80,224	78,848	66,190	75,533
Hedge funds	40,616	41,005	44,043	43,639	56,475
Miscellaneous other investments	12,527	28,696	31,129	23,285	31,820

Total other investments, at fair value	$782,325	$787,548	$792,377	$782,345	$866,865

TYPE OF INVESTMENT

Private equity partnerships	46.3%	44.2%	39.2%	38.1%	33.7%
Senior secured bank loan funds	21.9%	21.1%	21.2%	21.4%	29.3%
Catastrophe bonds	13.8%	15.7%	20.2%	23.5%	18.1%
Non-U.S. fixed income funds	11.2%	10.2%	10.0%	8.5%	8.7%
Hedge funds	5.2%	5.2%	5.5%	5.5%	6.5%
Miscellaneous other investments	1.6%	3.6%	3.9%	3.0%	3.7%

Total other investments, at fair value	100.0%	100.0%	100.0%	100.0%	100.0%

9

RenaissanceRe Holdings Ltd.

Investment Result

	Three months ended
	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010

Fixed maturity investments	$27,913	$16,087	$35,219	$28,014	$28,875
Short term investments	595	515	635	682	486
Equity investments trading	14	—	—	—	—
Other investments
Hedge funds and private equity investments	23,507	31,204	7,491	8,188	17,536
Other	10,827	7,292	18,979	(8,184)	21,218
Cash and cash equivalents	41	120	74	22	61

	62,897	55,218	62,398	28,722	68,176
Investment expenses	(2,616)	(2,715)	(2,828)	(2,549)	(2,467)

Net investment income	60,281	52,503	59,570	26,173	65,709

Gross realized gains	10,562	30,254	30,959	28,753	48,848
Gross realized losses	(12,617)	(7,267)	(748)	(5,962)	(5,170)

Net realized (losses) gains on fixed maturity investments	(2,055)	22,987	30,211	22,791	43,678

Net unrealized (losses) gains on fixed maturity investments trading	(3,758)	(89,136)	62,131	47,260	4,522
Net unrealized gains on equity investments trading	599	—	—	—	—

Net realized and unrealized (losses) gains on investments	(5,214)	(66,149)	92,342	70,051	48,200

Total other-than-temporary impairments	—	—	—	(798)	(33)
Portion recognized in other comprehensive income, before taxes	—	—	—	2	—

Net other-than-temporary impairments	—	—	—	(796)	(33)

Change in net unrealized gains on fixed maturity investments available for sale	252	(5,138)	(3,453)	(9,414)	(8,641)

Total investment result	$55,319	$(18,784)	$148,459	$86,014	$105,235

10

RenaissanceRe Holdings Ltd.

Investment Portfolio - Yield to Maturity and Credit Rating

					Credit Rating (1)
March 31, 2011	Amortized Cost	Fair Value	% of Total Managed Investment Portfolio	Yield to Maturity	AAA	AA	A	BBB	Non-Investment Grade	Not Rated

Short term investments	$1,518,542	$1,518,542	24.4%	0.2%	$1,514,895	$—	$—	$2,628	$1,019	$—
		100.0%			99.8%	0.0%	0.0%	0.1%	0.1%	0.0%

Fixed maturity investments
U.S. treasuries	526,144	522,006	8.4%	1.3%	522,006	—	—	—	—	—
Agencies
Fannie Mae & Freddie Mac	257,239	257,763	4.1%	1.0%	257,763	—	—	—	—	—
Other agencies	20,595	20,738	0.3%	0.8%	20,738	—	—	—	—	—

Total agencies	277,834	278,501	4.4%	1.0%	278,501	—	—	—	—	—
Non-U.S. government (Sovereign debt)	240,294	243,606	3.9%	2.7%	149,178	36,012	22,320	17,133	15,671	3,292
FDIC guaranteed corporate	303,923	305,745	4.9%	0.6%	305,745	—	—	—	—	—
Non-U.S. government-backed corporate	315,019	316,618	5.1%	1.5%	283,941	28,033	4,644	—	—	—
Corporate	1,501,912	1,523,224	24.5%	4.0%	90,248	391,031	611,475	307,710	117,842	4,918
Mortgage-backed securities
Residential mortgage-backed
Agency securities	431,672	430,192	6.9%	3.7%	430,192	—	—	—	—	—
Non-agency securities - Prime	19,251	20,450	0.3%	5.4%	12,002	—	—	6,067	2,381	—
Non-agency securities - Alt A	13,088	15,398	0.2%	5.3%	12,383	—	—	1,174	1,841	—

Total residential mortgage-backed	464,011	466,040	7.4%	3.8%	454,577	—	—	7,241	4,222	—
Commercial mortgage-backed	205,715	213,809	3.5%	3.6%	158,862	2,693	36,572	15,682	—	—

Total mortgage-backed	669,726	679,849	10.9%	3.7%	613,439	2,693	36,572	22,923	4,222	—
Asset-backed
Student loans	32,119	32,972	0.5%	1.1%	32,972	—	—	—	—	—
Credit cards	3,146	3,147	0.1%	1.0%	3,147	—	—	—	—	—
Other	5,000	5,201	0.1%	1.4%	5,201	—	—	—	—	—

Total asset-backed	40,265	41,320	0.7%	1.1%	41,320	—	—	—	—	—

Total securitized assets	709,991	721,169	11.6%	3.6%	654,759	2,693	36,572	22,923	4,222	—

Total fixed maturity investments	3,875,117	3,910,869	62.8%	2.8%	2,284,378	457,769	675,011	347,766	137,735	8,210
		100.0%			58.4%	11.7%	17.3%	8.9%	3.5%	0.2%

Equity investments trading		12,707	0.2%		—	—	—	—	—	12,707

Other investments
Private equity partnerships		362,717	5.8%		—	—	—	—	—	362,717
Senior secured bank loan funds		171,559	2.8%		—	—	—	—	171,559	—
Catastrophe bonds		107,570	1.7%		—	—	—	—	107,570	—
Non-U.S. fixed income funds		87,336	1.4%		—	—	—	51,031	36,305	—
Hedge funds		40,616	0.7%		—	—	—	—	—	40,616
Miscellaneous other investments		12,527	0.2%		—	—	—	6,195	—	6,332

Total other investments		782,325	12.6%		—	—	—	57,226	315,434	409,665

Total managed investment portfolio		$6,224,443	100.0%		$3,799,273	$457,769	$675,011	$407,620	$454,188	$430,582
		100.0%			61.1%	7.4%	10.8%	6.5%	7.3%	6.9%

(1)	The credit ratings included in this table are those assigned by Standard & Poor’s Corporation (“S&P”). When ratings provided by S&P were not available, ratings from other nationally recognized rating agencies were used. The Company has grouped short term investments with an A-1+ and A-1 short term issue credit rating as AAA, short term investments with A-2 short term issue credit rating as AA and short term investments with an A-3 short term issue credit rating as A.

11

RenaissanceRe Holdings Ltd.

Investment Portfolio - Change in Portfolio Composition

	March 31, 2011		December 31, 2010		Change
	Fair Value	% of Total Managed Investment Portfolio	Fair Value	% of Total Managed Investment Portfolio	$	%
Short term investments	$1,518,542	24.4%	$1,110,364	18.4%	$408,178	6.0%

Fixed maturity investments
U.S. treasuries	522,006	8.4%	761,461	12.7%	(239,455)	(4.3%)
Agencies
Fannie Mae & Freddie Mac	257,763	4.1%	174,287	2.9%	83,476	1.2%
Other agencies	20,738	0.3%	42,676	0.7%	(21,938)	(0.4%)

Total agencies	278,501	4.4%	216,963	3.6%	61,538	0.8%
Non-U.S. government (Sovereign debt)	243,606	3.9%	184,387	3.1%	59,219	0.8%
FDIC guaranteed corporate	305,745	4.9%	388,468	6.5%	(82,723)	(1.6%)
Non-U.S. government-backed corporate	316,618	5.1%	357,504	5.9%	(40,886)	(0.8%)
Corporate	1,523,224	24.5%	1,512,411	25.1%	10,813	(0.6%)
Mortgage-backed
Residential mortgage-backed
Agency securities	430,192	6.9%	401,807	6.7%	28,385	0.2%

Non-agency securities - Prime	20,450	0.3%	19,591	0.3%	859	0.0%
Non-agency securities - Alt A	15,398	0.2%	14,558	0.2%	840	0.0%

Total residential mortgage-backed	466,040	7.4%	435,956	7.2%	30,084	0.2%
Commercial mortgage-backed	213,809	3.5%	219,440	3.7%	(5,631)	(0.2%)

Total mortgage-backed	679,849	10.9%	655,396	10.9%	24,453	0.0%
Asset-backed
Student loans	32,972	0.5%	33,056	0.6%	(84)	(0.1%)
Auto	—	0.0%	1,809	0.0%	(1,809)	0.0%
Credit cards	3,147	0.1%	—	0.0%	3,147	0.1%
Other	5,201	0.1%	5,242	0.1%	(41)	0.0%

Total asset-backed	41,320	0.7%	40,107	0.7%	1,213	0.0%

Total securitized assets	721,169	11.6%	695,503	11.6%	25,666	0.0%

Total fixed maturity investments	3,910,869	62.8%	4,116,697	68.5%	(205,828)	(5.7%)

Equity investments trading	12,707	0.2%	—	—	12,707	0.2%

Other investments
Private equity partnerships	362,717	5.8%	347,556	5.7%	15,161	0.1%
Senior secured bank loan funds	171,559	2.8%	166,106	2.8%	5,453	0.0%
Catastrophe bonds	107,570	1.7%	123,961	2.1%	(16,391)	(0.4%)
Non-U.S. fixed income funds	87,336	1.4%	80,224	1.3%	7,112	0.1%
Hedge funds	40,616	0.7%	41,005	0.7%	(389)	0.0%
Miscellaneous other investments	12,527	0.2%	28,696	0.5%	(16,169)	(0.3%)

Total other investments	782,325	12.6%	787,548	13.1%	(5,223)	(0.5%)

Total managed investment portfolio	$6,224,443	100.0%	$6,014,609	100.0%	$209,834

12

RenaissanceRe Holdings Ltd.

Fixed Maturity Investments - Corporate Sector

	March 31, 2011
Sector	Total	AAA	AA	A	BBB	Non-Investment Grade	Not Rated

Financials	$831,932	$68,819	$270,356	$401,045	$62,520	$24,993	$4,199
Industrial, utilities and energy	249,877	4,249	30,451	95,953	91,134	28,090	—
Communications and technology	158,194	1,970	—	81,568	53,917	20,171	568
Consumer	103,215	—	19,914	14,713	45,820	22,633	135
Health care	73,901	—	54,043	6,157	5,215	8,486	—
Basic materials	65,003	—	—	4,627	47,019	13,341	16
Other	41,102	15,210	16,267	7,412	2,085	128	—

Total corporate fixed maturity investments, at fair value (1)	$1,523,224	$90,248	$391,031	$611,475	$307,710	$117,842	$4,918

Fixed Maturity and Short Term Investments - Corporate Top 10 Issuers by Fair Value

	March 31, 2011
Issuer	Total	Short term investments	Fixed maturity investments

JP Morgan Chase & Co.	$65,820	$—	$65,820
General Electric Company	63,567	—	63,567
Citigroup Inc.	55,449	—	55,449
Barclays PLC	49,029	—	49,029
Bank of America Corp.	45,986	—	45,986
Credit Suisse Group AG	45,441	—	45,441
Wells Fargo & Company	42,869	4,500	38,369
Lloyds Banking Group PLC	35,393	—	35,393
Goldman Sachs Group Inc.	31,755	—	31,755
Morgan Stanley	30,223	—	30,223

Total (2)	$465,532	$4,500	$461,032

(1)	Excludes FDIC guaranteed and non-U.S. government-backed corporate fixed maturity investments, at fair value.
(2)	Excludes FDIC guaranteed and non-U.S. government-backed corporate fixed maturity investments, repurchase agreements and commerical paper, at fair value.

13

RenaissanceRe Holdings Ltd.

Reserves for Claims and Claim Expenses

	Case Reserves	Additional Case Reserves	IBNR	Total
March 31, 2011

Catastrophe	$156,246	$422,871	$838,360	$1,417,477
Specialty	112,092	49,221	338,671	499,984

Total Reinsurance	268,338	472,092	1,177,031	1,917,461
Lloyd’s	217	14,774	36,526	51,517
Insurance	38,291	5,300	57,526	101,117

Total	$306,846	$492,166	$1,271,083	$2,070,095

December 31, 2010

Catastrophe	$173,157	$281,202	$163,021	$617,380
Specialty	102,521	60,196	350,573	513,290

Total Reinsurance	275,678	341,398	513,594	1,130,670
Lloyd’s	172	6,874	12,985	20,031
Insurance	40,943	3,317	62,882	107,142

Total	$316,793	$351,589	$589,461	$1,257,843

September 30, 2010

Catastrophe	$201,704	$238,572	$250,899	$691,175
Specialty	93,732	81,587	358,368	533,687

Total Reinsurance	295,436	320,159	609,267	1,224,862
Lloyd’s	190	8,651	8,196	17,037
Insurance	47,900	6,044	68,382	122,326

Total	$343,526	$334,854	$685,845	$1,364,225

June 30, 2010

Catastrophe	$134,647	$270,696	$244,164	$649,507
Specialty	110,188	80,107	358,056	548,351

Total Reinsurance	244,835	350,803	602,220	1,197,858
Lloyd’s	—	6,246	4,894	11,140
Insurance	50,160	11,413	75,316	136,889

Total	$294,995	$368,462	$682,430	$1,345,887

March 31, 2010

Catastrophe	$140,851	$132,874	$455,140	$728,865
Specialty	114,049	82,769	349,647	546,465

Total Reinsurance	254,900	215,643	804,787	1,275,330
Lloyd’s	—	1,089	2,603	3,692
Insurance	53,395	6,221	81,009	140,625

Total	$308,295	$222,953	$888,399	$1,419,647

14

RenaissanceRe Holdings Ltd.

Paid to Incurred Analysis

	Three months ended March 31, 2011			Three months ended March 31, 2010
	Gross	Recoveries	Net	Gross	Recoveries	Net

Reserve for losses and loss expenses, beginning of period	$1,257,843	$101,711	$1,156,132	$1,344,433	$84,099	$1,260,334

Incurred losses and loss expenses
Current year	937,217	240,520	696,697	252,515	42,905	209,610
Prior years	(73,894)	(5,734)	(68,160)	(118,390)	(6,120)	(112,270)

Total incurred losses and loss expenses	863,323	234,786	628,537	134,125	36,785	97,340

Paid losses and loss expenses
Current year	512	—	512	(242)	—	(242)
Prior years	50,559	12,373	38,186	59,153	19,029	40,124

Total paid losses and loss expenses	51,071	12,373	38,698	58,911	19,029	39,882

Reserve for losses and loss expenses, end of period	$2,070,095	$324,124	$1,745,971	$1,419,647	$101,855	$1,317,792

15

RenaissanceRe Holdings Ltd.

(Loss) Earnings per Share

	Three months ended
(common shares in thousands)	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010

Numerator:
Net (loss) income (attributable) available to RenaissanceRe common shareholders	$(248,033)	$122,575	$204,750	$210,241	$165,047
Amount allocated to participating common shareholders (1)	6,327	(3,107)	(5,147)	(5,322)	(4,196)

	$(241,706)	$119,468	$199,603	$204,919	$160,851

Denominator:
Denominator for basic income per RenaissanceRe common share -

Weighted average common shares	51,504	53,166	53,467	55,538	58,407

Per common share equivalents of employee stock options and restricted shares	—	501	498	506	480

Denominator for diluted income per RenaissanceRe common share -
Adjusted weighted average common shares and assumed conversions (2)	51,504	53,667	53,965	56,044	58,887

Basic (loss) income per RenaissanceRe common share	$(4.69)	$2.25	$3.73	$3.69	$2.75

Diluted (loss) income per RenaissanceRe common share (2)	$(4.69)	$2.23	$3.70	$3.66	$2.73

(1)	Represents earnings attributable to holders of unvested restricted shares issued under the Company’s 2001 Stock Incentive Plan and Non-Employee Director Stock Incentive Plan and for the three months ended March 31, 2011, the 2010 Performance-Based Equity Incentive Plan.
(2)	Earnings per share calculations use average common shares outstanding - basic, when in a net loss position, as required by FASB ASC Topic Earnings Per Share.

16

RenaissanceRe Holdings Ltd.

Equity in (Losses) Earnings of Other Ventures

	Three months ended
	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010

Tower Hill Companies	$(449)	$(30)	$2,023	$229	$(1,071)
Top Layer Re	(22,509)	(9,437)	(8,655)	2,609	3,380
Other	(795)	(923)	(108)	322	(153)

Total equity in (losses) earnings of other ventures	$(23,753)	$(10,390)	$(6,740)	$3,160	$2,156

17

RenaissanceRe Holdings Ltd.

Other Income (Loss)

	Three months ended
	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010

Assumed and ceded reinsurance contracts accounted for at fair value or as deposits	$43,521	$8,448	$(677)	$(1,041)	$(1,516)
Weather and energy risk management operations	3,295	15,206	(4,740)	(492)	(1,825)
Mark-to-market on Platinum warrant	2,975	1,067	14,352	(1,668)	(3,697)
Other items	354	1,311	251	(541)	847

Total other income (loss)	$50,145	$26,032	$25,021	$(3,742)	$(6,191)

18

RenaissanceRe Holdings Ltd.

Ratings

	A.M. Best	S&P (5)	Moody’s	Fitch

REINSURANCE SEGMENT (1)

Renaissance Reinsurance	A+	AA-	A1	A+

DaVinci	A	A+	—	—

Top Layer Re	A+	AA	—	—

Renaissance Europe	A+	AA-	—	—

LLOYD’S SEGMENT

RenaissanceRe Syndicate 1458	—	—	—	—

Lloyd’s Overall Market Rating (2)	A	A+	—	A+

INSURANCE SEGMENT (1)

Glencoe (3)	A	A+	—	—

RENAISSANCERE (4)	—	Excellent	—	—

(1)	The A.M. Best, S&P, Moody’s and Fitch ratings for the companies in the Reinsurance and Insurance segments reflect the insurer’s financial strength rating.
(2)	The A.M. Best, S&P and Fitch ratings for the Lloyd’s Overall Market Rating represent its financial strength rating.
(3)	The A.M. Best rating for Glencoe is under review with negative implications and the S&P rating for Glencoe is under CreditWatch negative.
(4)	The S&P rating for RenaissanceRe represents rating on its Enterprise Risk Management practices.
(5)	The S&P ratings for the companies in the Reinsurance and Insurance segments reflect, in addition to the insurer’s financial strength rating, the insurer’s issuer credit rating.

19

RenaissanceRe Holdings Ltd.

Comments on Regulation G

In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has included certain non-GAAP financial measures in this Financial Supplement within the meaning of Regulation G. The Company has consistently provided these financial measurements in previous investor communications and the Company’s management believes that these measurements are important to investors and other interested persons, and that investors and such other persons benefit from having a consistent basis for comparison between quarters and for the comparison with other companies within the industry. These measures may not, however, be comparable to similarly titled measures used by companies outside of the insurance industry. Investors are cautioned not to place undue reliance on these non-GAAP measures in assessing the Company’s overall financial performance.

The Company uses “operating (loss) income (attributable) available to RenaissanceRe common shareholders” as a measure to evaluate the underlying fundamentals of its operations and believes it to be a useful measure of its corporate performance. “Operating (loss) income (attributable) available to RenaissanceRe common shareholders” as used herein differs from “net (loss) income (attributable) available to RenaissanceRe common shareholders,” which the Company believes is the most directly comparable GAAP measure, by the exclusion of net realized and unrealized gains and losses on investments from continuing and discontinued operations, net other-than-temporary impairments from continuing and discontinued operations and in the third quarter of 2010, the gain on the sale of the Company’s ownership interest in ChannelRe. The Company’s management believes that “operating (loss) income (attributable) available to RenaissanceRe common shareholders” is useful to investors because it more accurately measures and predicts the Company’s results of operations by removing the variability arising from fluctuations in the Company’s fixed maturity investment portfolio and equity investments trading. The Company also uses “operating (loss) income (attributable) available to RenaissanceRe common shareholders” to calculate “operating (loss) income (attributable) available to RenaissanceRe common shareholders per common share – diluted” and “operating return on average common equity – annualized”. The following is a reconciliation of: 1) net (loss) income (attributable) available to RenaissanceRe common shareholders to operating (loss) income (attributable) available to RenaissanceRe common shareholders; 2) net (loss) income (attributable) available to RenaissanceRe common shareholders per common share – diluted to operating (loss) income (attributable) available to RenaissanceRe common shareholders per common share – diluted; and 3) return on average common equity – annualized to operating return on average common equity – annualized:

	Three months ended
	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010

Net (loss) income (attributable) available to RenaissanceRe common shareholders	$(248,033)	$122,575	$204,750	$210,241	$165,047
Adjustment for net realized and unrealized losses (gains) on investments of continuing operations	5,214	66,149	(92,342)	(70,051)	(48,200)
Adjustment for net other-than-temporary impairments of continuing operations	—	—	—	796	33
Adjustment for net realized and unrealized gains on fixed maturity investments and net other-than-temporary impairments of discontinued operations	(42)	353	(5,669)	(1,055)	(398)
Adjustment for gain on sale of ChannelRe	—	—	(15,835)	—	—

Operating (loss) income (attributable) available to RenaissanceRe common shareholders	$(242,861)	$189,077	$90,904	$139,931	$116,482

Net (loss) income (attributable) available to RenaissanceRe common shareholders per common share - diluted	$(4.69)	$2.23	$3.70	$3.66	$2.73
Adjustment for net realized and unrealized losses (gains) on investments of continuing operations	0.10	1.23	(1.71)	(1.24)	(0.82)
Adjustment for net other-than-temporary impairments of continuing operations	—	—	—	—	—
Adjustment for net realized and unrealized gains on fixed maturity investments and net other-than-temporary impairments of discontinued operations	—	0.01	(0.11)	(0.02)	—
Adjustment for gain on sale of ChannelRe	—	—	(0.29)	—	—

Operating (loss) income (attributable) available to RenaissanceRe common shareholders per common share - diluted	$(4.59)	$3.47	$1.59	$2.40	$1.91

Return on average common equity - annualized	(31.3%)	14.6%	25.4%	26.8%	20.9%
Adjustment for net realized and unrealized losses (gains) on investments of continuing operations	0.6%	7.9%	(11.4%)	(8.8%)	(6.1%)
Adjustment for net other-than-temporary impairments of continuing operations	—	—	—	—	—
Adjustment for net realized and unrealized gains on fixed maturity investments and net other-than-temporary impairments of discontinued operations	—	—	(0.7%)	(0.1%)	—
Adjustment for gain on sale of ChannelRe	—	—	(2.0%)	—	—

Operating return on average common equity - annualized	(30.7%)	22.5%	11.3%	17.9%	14.8%

20

RenaissanceRe Holdings Ltd.

Comments on Regulation G

The Company has also included in this Financial Supplement “managed catastrophe premiums”. “Managed catastrophe premiums” is defined as gross catastrophe premiums written by Renaissance Reinsurance and its related joint ventures, excluding catastrophe premiums assumed from the Company’s Insurance segment. “Managed catastrophe premiums” differs from total catastrophe unit gross premiums written, which the Company believes is the most directly comparable GAAP measure, due to the inclusion of catastrophe premiums written on behalf of the Company’s joint venture Top Layer Re, which is accounted for under the equity method of accounting, the inclusion of catastrophe premiums written on behalf of the Company’s Lloyd’s segment, and the exclusion of catastrophe premiums assumed from the Company’s Insurance segment. The Company’s management believes “managed catastrophe premiums” is useful to investors and other interested parties because it provides a measure of total catastrophe premiums, as applicable, assumed by the Company through its consolidated subsidiaries and related joint ventures.

The Company has also included in this Financial Supplement “tangible book value per common share” and “tangible book value per common share plus accumulated dividends”. “Tangible book value per common share” is defined as book value per common share excluding goodwill and intangible assets; “tangible book value per common share plus accumulated dividends” is defined as book value per common share excluding goodwill and intangible assets, plus accumulated dividends. “Tangible book value per common share” differs from book value per common share, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of goodwill and intangible assets. The Company’s management believes “tangible book value per common share” and “tangible book value per common share plus accumulated dividends” are useful to investors because they provide a more accurate measure of the realizable value of shareholder returns, excluding the impact of goodwill and intangible assets. The following is a reconciliation of book value per common share to tangible book value per common share and tangible book value per common share plus accumulated dividends:

	At
	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010

Book value per common share	$57.01	$62.58	$60.57	$56.96	$53.86
Adjustment for goodwill and other intangibles (1)	(0.99)	(2.03)	(2.05)	(2.10)	(2.02)

Tangible book value per common share	56.02	60.55	58.52	54.86	51.84
Adjustment for accumulated dividends	10.14	9.88	9.63	9.38	9.13

Tangible book value per common share plus accumulated dividends	$66.16	$70.43	$68.15	$64.24	$60.97

Change in book value per common share	(8.9%)	3.3%	6.3%	5.8%	4.2%

Change in tangible book value per common share plus change in accumulated dividends	(7.1%)	3.9%	7.1%	6.3%	4.7%

(1)	At March 31, 2011, December 31, 2010, September 30, 2010, June 30, 2010 and March 31, 2010, goodwill and other intangibles included $36.8 million, $38.1 million, $39.5 million, $40.9 million and $42.4 million, respectively, of goodwill and other intangibles included in investments in other ventures, under equity method and $Nil, $57.0 million, $58.1 million, $59.1 million and $60.3 million, respectively, of goodwill and intangibles included in assets of discontinued operations held for sale.

21